UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2023

EMBARK TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39881 (Commission File Number)	86-3343695 (I.R.S. Employer Identification No.)

321 Alabama Street

San Francisco, CA 94110

(Address of principal executive offices, including zip code)

(415) 671-9628

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EMBK	The Nasdaq Global Market

Warrants to purchase 1/20th share of Class A common stock, each at an exercise price of $11.50 per warrant	EMBKW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Merger Agreement

At 9:00 a.m., Pacific Time, on July 17, 2023, Embark Technology, Inc. (“Embark”) held a special meeting of its stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of May 25, 2023 (the “Merger Agreement”), by and among Embark, Applied Intuition, Inc., (“Applied”), and Azara Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Applied.

As of the close of business on June 20, 2023, the record date for the Special Meeting (the “Record Date”), there were 20,020,295 shares of Embark’s class A common stock, par value $0.0001 per share (“Class A Common Stock”), outstanding, each of which was entitled to one vote on each proposal at the Special Meeting. As of the close of business on the Record Date, there were 4,353,948 shares of Embark’s class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), outstanding, each of which was entitled to ten votes on each proposal at the Special Meeting. Present at the Special Meeting virtually or by proxy were holders of 10,674,767 shares of Common Stock representing 78.44% of the voting power of the Common Stock issued and outstanding as of the close of business on the Record Date, which constituted a quorum to conduct business at the Special Meeting under Embark’s bylaws.

The following are the voting results of the proposals considered and voted upon at the Special Meeting, each of which is described in detail in Embark’s definitive proxy statement, dated June 26, 2023, which was first mailed to Embark’s stockholders on or about June 26, 2023.

Proposal 1: To adopt the Merger Agreement and approve the merger (the “Merger Proposal”).

Embark’s stockholders approved the Merger Proposal, and the vote was as follows:

For	Against	Abstain	Broker Non-Votes
49,768,929	59,823	31,547	0

In light of the approval of Proposal 1, Proposal 2 described in the Embark’s definitive proxy statement (relating to adjournment of the Special Meeting, if necessary or appropriate) was rendered moot and was not presented at the Special Meeting.

Item 9.01	Financial Statements and Exhibits.

None.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embark Technology, Inc.

Date: July 18, 2023	By:	/s/ Alex Rodrigues
	Name:	Alex Rodrigues
	Title:	Chief Executive Officer